UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

SYSTEMATIC MOMENTUM FUTURESACCESS LLC

(Name of Registrant as Specified in Its Charter)

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

PINE GROVE ASSET MANAGEMENT LLC

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SYSTEMATIC MOMENTUM FUTURESACCESS LLC

Merrill Lynch Alternative Investments LLC
250 Vesey Street
New York, New York 10080
Telephone:  (646)855-2180

Pine Grove Asset Management LLC
452 Fifth Ave, 27th Fl
New York, New York 10018
Telephone: (212)649-6600

NOTICE OF CONSENT SOLICITATION

Dear holders of Systematic Momentum FuturesAccess LLC common units of beneficial interest (the “Units”):

This Notice of Consent Solicitation and the accompanying Consent Solicitation Statement and Written Consent of Investors in Systematic Momentum FuturesAccess LLC (“Written Consent”) are furnished to you by Merrill Lynch Alternative Investments LLC (“MLAI”) and Pine Grove Asset Management LLC, in connection with a solicitation of Written Consents from the Investors to take action without a meeting.  As part of a consolidation of its operations with those of an affiliate, Pine Grove Asset Management LLC will in the near future change its name to reflect that it now forms a part of the FRM investment division of Man Group plc.  Accordingly, Pine Grove Asset Management LLC is referred to herein as “FRM”.  MLAI and FRM are together sometimes referred to as “we”, “us” or “our.”  Holders of the Units are sometimes referred to as the “Investors” or “you.”

You are being asked to consider and consent to the following proposals:

•
to approve the substitution of FRM for MLAI as the manager of Systematic Momentum FuturesAccess LLC (the “Fund”), pursuant to (i) the Fund’s Third Amended and Restated Limited Liability Company Operating Agreement, as amended (the “Operating Agreement”), and (ii) an Asset Purchase Agreement described in the enclosed Consent Solicitation Statement (such proposal, the “Management Substitution Proposal”); and

•
to approve and adopt an amendment to the Operating Agreement as described in the enclosed Consent Solicitation Statement and set forth in Annex A (the “Operating Agreement Amendment Proposal” and together with the Management Substitution Proposal, the “Proposals”).

After careful consideration, MLAI has approved and adopted the Asset Purchase Agreement described in the enclosed Consent Solicitation Statement and recommends that the Investors consent to the adoption and approval of the Proposals presented to the Investors in the accompanying Consent Solicitation Statement.  When you consider the recommendation of MLAI in favor of approval of the Proposals, you should keep in mind that MLAI has interests in the Manager Substitution Proposal that are different from or in addition to (and which may conflict with) your interests as an Investor.  See the section entitled “Summary of the Consent Solicitation Statement—Recommendation to the Investors.”

The solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement and Written Consent.  As qualified in the manner described in the immediately following paragraph, to be counted, your properly completed Written Consent must be received before 5:00 p.m. New York Time, on [●], 2015, subject to early termination of the solicitation of Written Consents by MLAI and FRM if approval of holders of Units representing a majority of the net asset value of the Fund is received or deemed received (which date will not be earlier than [●], 2015), or to an extension of the time of termination by MLAI or FRM.

If for any reason you choose not to consent to the Proposals, you have a right of redemption without penalty in accordance with the Fund’s governing documents. If you choose to redeem prior to the transition, your redemption request must be received on or before [●], 2015.

-i-

We thank you for your support and look forward to the successful adoption of the Proposals.

Sincerely,
[●], 2015
MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

/s/
Keith D. Glenfield
President and Chief Executive Officer

PINE GROVE ASSET MANAGEMENT LLC

/s/
Matthew Stadtmauer
President

The Consent Solicitation Statement is dated [●], 2015, and is first being mailed to Investors on or about [●], 2015.

Only holders of record of the Units at the close of business on [●] are entitled to receive this Notice of Consent Solicitation and to consent to the Proposals.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY OR THE COMMODITY FUTURES TRADING COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE CONSENT SOLICITATION STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE MANAGER SUBSTITUTION PROPOSAL OR THE OPERATING AGREEMENT AMENDMENT PROPOSAL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE CONSENT SOLICITATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

-ii-

SYSTEMATIC MOMENTUM FUTURESACCESS LLC

Merrill Lynch Alternative Investments LLC
250 Vesey Street
New York, New York 10080
Telephone:  (646)855-2180

Pine Grove Asset Management LLC
452 Fifth Ave, 27th Fl
New York, New York 10018
Telephone: (212)649-6600

CONSENT SOLICITATION STATEMENT
General

This Consent Solicitation Statement is furnished to you by Merrill Lynch Alternative Investments LLC (“MLAI”) and Pine Grove Asset Management LLC, in connection with the solicitation of written consents from the holders of common units of beneficial interest of all classes (the “Units”) in Systematic Momentum FuturesAccess LLC, a Delaware limited liability company (the “Fund”), to take action without a meeting (the “Consent Solicitation”).  As part of a consolidation of its operations with those of an affiliate, Pine Grove Asset Management LLC will in the near future change its name to reflect that it now forms a part of the FRM investment division of Man Group plc.  Accordingly, Pine Grove Asset Management LLC is referred to herein as “FRM”.  MLAI and FRM are together sometimes referred to as “we”, “us” or “our.” Holders of the Units are sometimes referred to as the “Investors.”

You are being asked to consider and consent to the following proposals:

•
to approve the substitution of FRM for MLAI as manager of the Fund, pursuant to (i) the Fund’s Third Amended and Restated Limited Liability Company Operating Agreement, as amended (the “Operating Agreement”), and (ii) an Asset Purchase Agreement described in this Consent Solicitation Statement (the “Asset Purchase Agreement”); we refer to this proposal as the “Manager Substitution Proposal”; and

•
to approve and adopt an amendment to the Operating Agreement as described in this Consent Solicitation Statement and set forth in Annex A (the “Operating Agreement Amendment Proposal” and together with the Manager Substitution Proposal, the “Proposals”).

MLAI has adopted the Proposals and recommends that Investors consent to the Proposals.  MLAI has decided to seek written consent rather than calling a meeting of Investors, in order to eliminate the costs and management time involved in holding a meeting.  Pursuant to Section 18-302(d) of the Delaware Limited Liability Company Act (the “LLC Act”), unless otherwise provided in a limited liability company’s governing instrument, on any matter that is to be voted on by the Investors, the Investors may take such action without a meeting, without a prior notice and without a vote if consented to, in writing, or by electronic transmission by Investors having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Units in the Fund entitled to vote thereon were present and voted.  Written consents are being solicited from all of the Investors pursuant to Section 18-302(d) of the LLC Act and Section 10.03 of the Operating Agreement.

The close of business on [●] has been established as the record date (the “Record Date”) for determining which Investors are entitled to submit a Written Consent of Investors in Systematic Momentum FuturesAccess LLC (the “Written Consent”), which is attached as Annex B.  In order for the Proposals to be approved, Investors holding Units representing a majority of the net asset value of the Fund (excluding Units held by MLAI and its affiliates) as of the close of business on the Record Date must affirmatively consent to the Proposals.  As of the Record Date, the Fund had [●] Units outstanding held by approximately [●] registered holders of record and approximately [●] beneficial holders.  The Fund currently offers five different classes of Units for direct investment: Class A, Class C, Class I, Class D and Class M.  Each class is subject to a different fee structure and eligibility requirements as described in the Fund’s disclosure document, but, for purposes of this consent solicitation, all Units will be treated

(i)

as a single class with the same voting rights.  Consent materials, which include this Consent Solicitation Statement and a Written Consent, are being mailed to all Investors on or about [●], 2015.

Any beneficial owner of the Fund who is not a record holder must arrange with the person who is the record holder or such record holder’s assignee or nominee to: (i) execute and deliver a Written Consent on behalf of the beneficial owner; or (ii) deliver a proxy so that the beneficial owner can execute and deliver a Written Consent on its own behalf.

Subject to the qualification described in the bolded paragraph below, Investors who wish to consent or object to either or both of the Proposals must deliver their properly completed and executed Written Consents to Broadridge Financial Services Inc., in accordance with the instructions contained in the Written Consents.  The Fund reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposals.

If for any reason you choose not to consent to the Proposals, you have a right of redemption without penalty in accordance with the Fund’s governing documents. If you choose to redeem prior to the transition, your redemption request must be received on or before [●], 2015.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY OR THE COMMODITY FUTURES TRADING COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE MANAGER SUBSTITUTION PROPOSAL OR THE OPERATING AGREEMENT AMENDMENT PROPOSAL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CONSENT SOLICITATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Requests for copies of this Consent Solicitation Statement should be directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated at (866)637-2587.

MLAI and FRM expressly reserve the right, in their sole joint discretion and regardless of whether any of the conditions of the Consent Solicitation have been satisfied, subject to applicable law, at any time prior to 5:00 p.m. New York Time, on [●], 2015 (the “Expiration Date”), to (i) terminate the Consent Solicitation for any reason, including if the consent of Investors holding Units representing a majority of the net asset value of the Fund has been received (which date will not be earlier than [●], 2015), (ii) waive any of the conditions to the Consent Solicitation, or (iii) amend the terms of the Consent Solicitation.

The final results of the Consent Solicitation will be published in a Current Report on Form 8-K (the “Form 8-K”) by the Fund.  This Consent Solicitation Statement and the Form 8-K will constitute notice of taking of action without a meeting by less than unanimous written consent as permitted by applicable law.

All questions as to the form of all documents and the validity and eligibility, including time of receipt, and acceptance of Written Consents and revocations of Written Consents will be determined by MLAI, in its sole discretion, and MLAI’s determination will be final and binding.

Revocation of Written Consents

Written Consents may be revoked or withdrawn by any Investor at any time before the Expiration Date.  A notice of revocation must specify the record Investor’s name and the number of Units for which consents are being withdrawn.  However, if you revoke your Written Consent, you may consent by delivering a new, properly-designated and signed Written Consent in the manner described in this Consent Solicitation Statement prior to the Expiration Date.  After the Expiration Date, all Written Consents previously executed, delivered and not revoked will become irrevocable.  Revocations may be submitted by telephone at (855) 928-4484 or in writing to Systematic Momentum FuturesAccess LLC, c/o Proxy Services, P.O. BOX 9112, Farmingdale, New York 11735.

(ii)

Solicitation of Consents

MLAI is sending you this Consent Solicitation Statement in connection with MLAI and FRM’s solicitation of Investor consent to approve the Proposals.  MLAI or an affiliate of MLAI will pay for the costs of solicitation.  MLAI or an affiliate of MLAI will pay the reasonable expenses of brokers, nominees and similar record holders in mailing consent materials to beneficial owners of the Units.

No Appraisal Rights

Under applicable Delaware law, including the LLC Act, the non-consenting Investors are not entitled to appraisal rights with respect to the Proposals, and the Fund will not independently provide the Investors with any such right.

Householding Matters

Investors that share a single address will receive only one Consent Solicitation Statement and Written Consent at that address, unless MLAI has received instructions to the contrary from any Investor at that address.  This practice, known as “householding,” is designed to reduce printing and postage costs.  If an Investor of record resides at a shared address and either (i) wishes to receive a separate copy of this Consent Solicitation Statement and the Written Consent or of future consent solicitations (as applicable) or (ii) receives multiple copies of the Consent Solicitation Statement and Written Consent and wishes to request householding, he or she may contact MLAI at (866)637-2587.  If you own your Units through a bank, broker or other Investor of record, you can request additional copies of this Consent Solicitation Statement and the Written Consent or request householding by contacting the Investor of record.

As of the Record Date, the Fund’s total net asset value was approximately $[●].

(iii)

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR INVESTORS	1
SUMMARY OF THE CONSENT SOLICITATION STATEMENT	5
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	6
WRITTEN CONSENT IN LIEU OF MEETING OF INVESTORS	7
THE MANAGER SUBSTITUTION PROPOSAL	9
Reasons for the Manager Substitution Proposal	10
Effects of the Manager Substitution	10
Consent Required for Approval	10
Recommendation of MLAI	10
THE OPERATING AGREEMENT AMENDMENT PROPOSAL	11
Reasons for the Operating Agreement Amendment Proposal	11
Consent Required for Approval of Operating Agreement Amendment Proposal	11
Recommendation of MLAI	11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	12
APPRAISAL RIGHTS	12
SHAREHOLDER PROPOSALS	12
DELIVERY OF DOCUMENTS TO INVESTORS	12
WHERE YOU CAN FIND MORE INFORMATION	13

ANNEXES

Annex A—Operating Agreement Amendment	A-1
Annex B— Written Consent of Investors in Systematic Momentum FuturesAccess LLC	B-1

(iv)

SUMMARY TERM SHEET

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR INVESTORS

The following questions and answers briefly address some commonly asked questions about the Proposals in connection with which your consent is being solicited.  The following questions and answers do not include all the information that is important to the Investors.  We urge Investors to read carefully this entire Consent Solicitation Statement, including the Annexes and the other documents referred to in this Consent Solicitation Statement.

Q:	Why am I receiving this Consent Solicitation Statement?

A:	You are being asked to consider and consent to the Proposals.

Q:	What proposals are the subject of this Consent Solicitation?

A:	You are being asked to consent to the following Proposals:

•	To approve the substitution of FRM for MLAI as manager of the Fund pursuant to (i) the Operating Agreement and (ii) the Asset Purchase Agreement (such proposal, the “Manager Substitution”); and

•	To approve and adopt an amendment to the Operating Agreement as described in this Consent Solicitation Statement and set forth in Annex A.

Q:	Are the Proposals conditioned on one another?

A:
Yes.  The transactions contemplated by the Asset Purchase Agreement (the “Transactions”), pursuant to which Man Principal Strategies Corp., an indirect wholly-owned subsidiary of Man Group plc and an affiliate of FRM (“Man”), and MLAI have agreed, among other things, to substitute (i) FRM for MLAI as the manager with respect to the Fund and (ii) FRM or another affiliate of Man for MLAI as the manager with respect to certain other funds (together with the Fund, the “Purchased Funds”), will be consummated only if both the Manager Substitution Proposal AND the Operating Agreement Amendment Proposal are approved by the consent of the Investors.

Q:	Are the Proposals conditioned on any other consent solicitation?

A:	Yes. Pursuant to Section 5.05(c) of the Asset Purchase Agreement, MLAI agreed to obtain the consent of investors in all of the Purchased Funds.

Q:	Why is the Fund providing Investors with the opportunity to consent or object to the Proposals?

A:
The substitution of FRM may be considered an assignment of the Fund’s investment management agreement, which is embedded in the Operating Agreement, and therefore require consent under the Investment Advisers Act of 1940 (the “Advisers Act”).  The Operating Agreement Amendment Proposal also requires the consent of the Investors, as the proposed amendments may be viewed as being adverse to the interests of the Investors.  The affirmative consent of the Investors is a condition to the closing of the Transactions, which include, among others, transitioning MLAI’s interest as sponsor or investment manager of the Fund to FRM.

Q:	What will happen in the Manager Substitution?

A:
At the closing of the Manager Substitution, FRM will become the Fund’s manager, with full power and responsibility for management of the Fund.  The Management Substitution will be effected by the amendment to the Operating Agreement described in this Consent Solicitation Statement and set forth in

Annex A, which will also constitute an “assignment,” as such term is defined in the Advisers Act, of the Fund’s investment management agreement by MLAI to FRM pursuant to the Asset Purchase Agreement.

Q:	What effect will the Proposals have on the Fund’s investment objective or fees borne by Investors?

A:	None. The Fund’s investment objective and any fees borne by Investors will not be affected by the Proposals and will continue to be as described in the Fund’s Confidential Disclosure Document.

Q:	If the Proposals are approved, will the Fund continue to be part of the Sponsor’s FuturesAccess Program?

A:
No.  If the Proposals are approved, the Fund will no longer be part of the FuturesAccess Program.  Accordingly, Investors will no longer have the right to exchange Units for units in funds that are part of the FuturesAccess Program.  However, neither the Manager Substitution nor the Operating Agreement Amendment Proposal will have an effect on the redemption rights available to Investors.

Q:	What conditions must be satisfied to complete the Manager Substitution?

A:
The Asset Purchase Agreement contains customary representations, warranties and covenants, as well as a number of closing conditions, including requirements that (i) FRM achieve operational readiness as of the closing and (ii) investors in the Purchased Funds have approved and adopted the Proposals or equivalent proposals, as applicable.  The completion of the Manager Substitution is also conditioned upon:

•	the receipt of certain consents and approvals from third parties;

•	MLAI’s receipt of an initial payment from Man under the Asset Purchase Agreement;

•
the execution and delivery of a Selling Agreement between each Purchased Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), an affiliate of MLAI, pursuant to which MLPF&S will be entitled to fees from Man for certain distribution services;

•	the liquidation, winding down or spinning off of certain series of BA Hedge Fund Solutions LLC, management of which is not being transferred to FRM under the Asset Purchase Agreement;

•
the existence of relationships between each of the Purchased Funds, on the one hand, and certain third-party service providers, including transfer agents and administrators, on the other hand, immediately upon the closing of the Transactions contemplated by the Asset Purchase Agreement;

•	delivery of certain documents and records relating to the Purchased Funds; and

•	other customary conditions.

Q:	Why is MLAI proposing the Operating Agreement Amendment Proposal?

A:
The Operating Agreement Amendment Proposal that we are asking the Investors to approve in connection with the Manager Substitution reflects currently prevailing industry terms.  Accordingly, FRM is not willing to become manager of the Fund unless the Operating Agreement Amendment Proposal is approved.  The Operating Agreement Amendment Proposal requires the consent of the Investors, because the proposed amendments may be viewed as being adverse to the interests of the Investors.  See the section entitled “The Operating Agreement Amendment Proposal.”

Q:	What happens if I transfer my Units in the Fund before the action by written consent?

A:
Holders of record of the Units at the close of business on [●] are entitled to consent or object to the Proposals.  Therefore, if you transfer your Units after the Record Date, you will still be entitled to consent or object to the Proposals.

Q:	What consent is required to approve the Proposals?

A:
The approval of the Manager Substitution Proposal and the Operating Agreement Amendment Proposal each require the consent of the holders of Units representing a majority of the net asset value of the Fund (excluding Units held by MLAI and its affiliates).  Implementation of the Proposals also is conditioned upon the approval of equivalent proposals by investors in the Purchased Funds other than the Fund.

Q:	Will I have an opportunity to redeem from the Fund if I object to the Proposals?

Yes.  If for any reason you choose not to consent to the Proposals, you have a right of redemption without penalty in accordance with the Fund’s governing documents. If you choose to redeem prior to the transition, your redemption request must be received on or before [●], 2015.

Q:	How are my voting rights determined?

A:	Voting rights of the Units are determined based on their net asset values. As of the close of business on the Record Date, the net assets of the Fund were $[●].

Q:	What constitutes a quorum in connection with this action by written consent?

A:	There is no quorum requirement in connection with this action by written consent.

Q:	Do I have appraisal rights if I object to the proposed Manager Substitution?

A:	No. There are no appraisal rights available to Investors in connection with the Manager Substitution Proposal or the Operating Agreement Amendment Proposal.

Q:	What happens if the Manager Substitution Proposal and the Operating Agreement Amendment Proposal are not adopted?

A:
If the Proposals are not adopted, MLAI would remain “Sponsor” of the Fund in accordance with the Fund’s governing documents immediately following the deadline for approval of the Transaction, and MLAI would seek to liquidate the Fund within 180 days of the closing of the Transactions.

Q:	When is the Manager Substitution expected to be completed?

A:	The Manager Substitution is expected to be complete on or about April 1, 2015.

Q:	What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this Consent Solicitation Statement, including the Annexes and other documents referred to in this Consent Solicitation Statement.  You should consider how the Manager Substitution Proposal and the Operating Agreement Amendment Proposal will affect you as an Investor.  You should then deliver your Written Consent as soon as possible as provided by the instructions in this Consent Solicitation Statement and in the attached Written Consent.  If you hold your Units through a brokerage firm, bank or other nominee (a “Representative”), please review the instruction form provided by your Representative.

Q:	How do I deliver my Written Consent?

A:
To affirmatively register your approval or objection to the Proposals, you must deliver your properly completed and executed Written Consent to Broadridge Financial Services Inc. (“Broadridge”) at Systematic Momentum FuturesAccess LLC, c/o Proxy Services, P.O. BOX 9112, Farmingdale, New York 11735 or you may submit your Written Consent electronically at www.proxyvote.com or telephonically by calling (800)690-6903 and using the control number provided on your Written Consent, as provided by the instructions in the Written Consent.

Q:	If my Units are held in the name of my broker, bank or nominee, will my Representative automatically deliver my Written Consent for me?

A:	You should contact your Representative in order to determine whether it will automatically deliver your Written Consent for you or whether it will forward the Written Consent to you.

Q:	May I change my Written Consent after I have mailed or otherwise submitted my Written Consent?

A:
Yes.  You may notify Broadridge by telephone at (855)928-4484 or in writing to Systematic Momentum FuturesAccess LLC, c/o Proxy Services, P.O. BOX 9112, Farmingdale, New York 11735 before the Expiration Date that you have revoked your Written Consent.  However, if you revoke your Written Consent, you may consent by delivering a new, properly-designated and signed Written Consent in the manner described in this Consent Solicitation Statement prior to the Expiration Date.

Q:	What should I do if I receive more than one set of consent materials?

A:
You may receive more than one set of consent materials, including multiple copies of this Consent Solicitation Statement and multiple Written Consents.  For example, if you hold your Units in more than one brokerage account, you will receive a separate Written Consent for each brokerage account in which you hold Units.  If you are a holder of record and your Units are registered in more than one name, you will receive more than one Written Consent.  Please complete, sign, date and return each Written Consent and instruction card that you receive in order to deliver your Written Consent with respect to all of your Units.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposals or need additional copies of the Consent Solicitation Statement or the attached Written Consent, you should contact:

Merrill Lynch Alternative Investments LLC
250 Vesey Street
New York, New York 10080
Attn: GWIM Alternative Investments Group Sales & Service Desk
Tel:  (646)855-2180

To obtain timely delivery, Investors must request the materials no later than five business days prior to the date by which Written Consents must be returned.

You may also obtain additional information about the Fund from documents filed with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

SUMMARY OF THE CONSENT SOLICITATION STATEMENT

This summary highlights selected information from this Consent Solicitation Statement and does not contain all of the information that is important to you.  To better understand the Proposals for which consent is being solicited, you should read this entire Consent Solicitation Statement carefully, including the Annexes and other documents referred to in this Consent Solicitation Statement.  See also the section entitled “Where You Can Find More Information.”

The Proposals

You are being asked to consider and consent to proposals:

•	to approve the substitution of FRM for MLAI as manager of the Fund; and

•	to approve and adopt an amendment to the Operating Agreement as described in this Consent Solicitation Statement and set forth in Annex A.

Concurrently with this consent solicitation, equivalent proposals are being submitted to the investors in each of the Purchased Funds other than the Fund.  The closing of the transactions contemplated by the Asset Purchase Agreement and the implementation of the Proposals is conditioned upon the approval of these equivalent proposals by the investors in each of the other Purchased Funds, as well as the approval of the Proposals by the Investors.  Accordingly, FRM is not willing to be substituted for MLAI as manager of the Fund unless the Operating Agreement Amendment Proposal is approved.

Required Consents for Proposals

The approval of the Manager Substitution Proposal and the Operating Agreement Amendment Proposal each require the consent of the holders of Units representing a majority of the net asset value of the Fund (excluding Units held by MLAI and its affiliates).

If, for any reason, you choose not to consent to the Proposals, you have a right of redemption without penalty in accordance with the Fund’s governing documents.  If you choose to redeem prior to the transition, your redemption request must be received on or before [●], 2015.

Each of the Manager Substitution Proposal and the Operating Agreement Amendment Proposal is conditioned on the approval of the other.  Implementation of the Proposals also is conditioned upon the approval of equivalent proposals by investors in the other Purchased Funds.

Recommendation to the Investors

MLAI believes that, together, the Manager Substitution Proposal and the Operating Agreement Amendment Proposal for which consents are being solicited are in the best interests of the Fund and the Investors and recommends that the Investors consent to each of these Proposals.

When you consider the recommendation of MLAI in favor of approval of these Proposals, you should keep in mind that MLAI has interests in the Manager Substitution that are different from, or in addition to and which may conflict with, your interests as an Investor.  MLAI’s interests include, among other things:

•	35% of the net management fees generated annually by the Fund, which are equal to the management fees less any distribution fees, payable annually for five years; and

•
ongoing distribution fees for each class of Units payable to MLPF&S, which acts as a selling agent for the Fund, at no additional cost to the Investors or the Fund, which is comparable to the compensation that is paid by MLAI to MLPF&S today.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this Consent Solicitation Statement.  These forward-looking statements relate to expectations for future financial performance, business strategies and the business of the Fund, and the timing of, and ability of MLAI and FRM to complete, the Manager Substitution.  Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Proposals;

•	the future financial performance of the Fund following the Manager Substitution; and

•	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this Consent Solicitation Statement and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties.  Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how to grant your consent on the Proposals set forth in this Consent Solicitation Statement.  As a result of a number of known and unknown risks and uncertainties, the actual results or performance of the Fund may be materially different from those expressed or implied by these forward-looking statements.  Some factors that could cause actual results to differ include:

•
There can be no assurance that the Transactions described in further detail in the Asset Purchase Agreement will occur within the expected timeframe or at all.  If the Transactions do not occur, MLAI would remain sponsor of the Fund in accordance with the Fund’s governing documents immediately following the deadline for approval of the Transactions.

•
Although FRM advises clients with respect to investments in futures funds, and its affiliates have managed funds of funds investing in futures funds, FRM itself has not previously managed a futures fund of funds.  The past performance of FRM’s management of other accounts investing in futures funds may not be indicative of its ability to manage a fund of funds investing in futures funds such as the Fund.

•
None of the investment professionals currently responsible for managing the Fund are expected to be employed by FRM, and an entirely new team of investment professionals is expected to be responsible for managing the Fund.  If the experience of FRM and its principals is not adequate or suitable to manage investment vehicles such as the Fund, the operations of the Fund may be adversely affected.

•
FRM currently manages other funds, including commodity pools, and expects to launch new commodity pools in the future.  FRM’s devotion of time and effort to other funds or to newly formed funds may be detrimental to the Fund.

WRITTEN CONSENT IN LIEU OF MEETING OF INVESTORS

General

MLAI and FRM are furnishing this Consent Solicitation Statement to Investors as part of the solicitation of consents for use in connection with the proposed actions by written consent of Investors without a meeting.  This Consent Solicitation Statement is first being furnished to the Investors on or about [●], 2015.  This Consent Solicitation Statement provides you with information you need to know to be able to consent (or object) or to instruct your consent to be given (or objection to be made) to the proposed actions.

Expiration Date

To be eligible to be counted, Written Consents must be received by Broadridge at any time prior to 5:00 p.m. New York Time, on [●], 2015.

Method and Cost of Solicitation

Consent materials, which include this Consent Solicitation Statement and a Written Consent (attached as Annex B), are being mailed to all Investors on or about [●], 2015.

MLAI is sending you this Consent Solicitation Statement in connection with MLAI and FRM’s solicitation of Investor consent to approve the Proposals.  MLAI or an affiliate of MLAI will pay for the costs of solicitation.  MLAI or an affiliate of MLAI will pay the reasonable expenses of brokers, nominees and similar record holders in mailing consent materials to beneficial owners of the Units.

Voting Power; Record Date

The close of business on [●] has been established as the Record Date for determining Investors who are entitled to submit Written Consents.  Voting power of Investors is determined based on the net asset value of the Fund.  Investors holding Units representing a majority of the net asset value of the Fund (excluding Units held by MLAI and its affiliates) as of the close of business on the Record Date must vote in favor of each of the Proposals for such Proposal to be approved by the Investors.  The Fund currently offers five different classes of Units for direct investment: Class A, Class C, Class I, Class D and Class M.  Each class is subject to a different fee structure and eligibility requirements as described in the Fund’s disclosure document, but, for purposes of this consent solicitation, all Units will be treated as a single class with the same voting rights.  As of the Record Date, the Fund had [●] Units outstanding held by approximately [●] registered holders of record and approximately [●] beneficial holders.

Required Consent for Proposals

The approval of the Manager Substitution Proposal and the Operating Agreement Amendment Proposal each require the consent of the holders of Units representing a majority of the net asset value of the Fund (excluding Units held by MLAI and its affiliates).

Each of the Manager Substitution Proposal and the Operating Agreement Amendment Proposal is conditioned on the approval of the other.  Implementation of the Proposals also is conditioned upon the approval of equivalent proposals by investors in the Purchased Funds other than the Fund.

Redemption Right

If for any reason you choose not to consent to the Proposals, you have a right of redemption without penalty in accordance with the Fund’s governing documents. If you choose to redeem prior to the transition, your redemption request must be received on or before [●], 2015.

Recommendation to the Investors

MLAI believes that, together, the Manager Substitution Proposal and the Operating Agreement Amendment Proposal for which consents are being solicited are in the best interests of the Fund and the Investors and recommends that the Investors consent to each of these Proposals.

Broker Non-Votes and Abstentions

You should contact your Representative in order to determine whether it will automatically deliver your Written Consent for you or whether it will forward the Written Consent to you.

Giving Consent

Investors who wish to consent may deliver their properly completed and executed Written Consents to Broadridge, as provided by the instructions in the Written Consents.  The Fund reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposals.

Revoking Your Written Consent

If you deliver a Written Consent, you may revoke it at any time before the Expiration Date by doing any one of the following:

•	you may send another Written Consent with a later date; or

•
you may notify Broadridge by telephone at (855)928-4484 or in writing to Systematic Momentum FuturesAccess LLC, c/o Proxy Services, P.O. BOX 9112, Farmingdale, New York 11735.  However, if you revoke your Written Consent, you may consent by delivering a new, properly-designated and signed Written Consent in the manner described in this Consent Solicitation Statement prior to the Expiration Date.

Who Can Answer Your Questions About Consents

If you have questions about the Proposals or need additional copies of the Consent Solicitation Statement or the attached Written Consent, you should contact:

Merrill Lynch Alternative Investments LLC
250 Vesey Street
New York, New York 10080
Attn: GWIM Alternative Investments Group Sales & Service Desk
Tel:  (646)855-2180

Appraisal Rights

Appraisal rights are not available to Investors as holders of the Units in connection with the Proposals, and the Fund will not independently provide the Investors with any such right.

THE MANAGER SUBSTITUTION PROPOSAL

We are asking the Investors to approve the substitution of FRM for MLAI as manager of the Fund pursuant to the Operating Agreement.  We are requesting this approval because MLAI, the current manager of the Fund, has entered into an Asset Purchase Agreement, pursuant to which it has agreed to sell and transfer to Man certain assets, consisting of:  the rights of MLAI and its affiliates under certain contracts, such as investment advisory agreements and administration agreements for the Purchased Funds; the interests of MLAI as managing member, manager or general partner of the Purchased Funds, as applicable; and copies of records relating to the Purchased Funds.  Under the Asset Purchase Agreement, Man is also assuming liabilities of MLAI under the above contracts subject to the terms thereof.  Man has the right under the Asset Purchase Agreement to assign its rights and obligations thereunder to FRM, and has done so with respect to the transferred assets and assumed liabilities relating to management of the Fund.  Accordingly, as relevant to the Fund, under, but subject to, the Asset Purchase Agreement, FRM will acquire the rights of MLAI as manager of the Fund and assume the obligations of MLAI or its affiliates pertaining to the management of the Fund and that are to be performed after the closing date pursuant to:

•	certain existing agreements, contracts or instruments that MLAI and/or its affiliates (as the case may be) will assign to FRM; and

•	the organizational documents of the Fund (and MLAI or its affiliates will retain responsibility for obligations pertaining to the management of the Fund arising on or prior to the closing date).

The Asset Purchase Agreement contains customary representations, warranties and covenants, as well as a requirement that FRM achieve operational readiness as of the closing, and other covenants relevant to the Transactions among the parties to the Asset Purchase Agreement.  The closing of the Transactions is conditioned upon, among other things:

•	the receipt of certain consents and approvals from third parties;

•	MLAI’s receipt of an initial payment from Man under the Asset Purchase Agreement;

•	the execution and delivery of a Selling Agreement between each Purchased Fund and MLPF&S, pursuant to which MLPF&S will be entitled to fees from Man for certain distribution services;

•	the liquidation, winding down or spinning off of certain series of BA Hedge Fund Solutions LLC, management of which is not being transferred to FRM under the Asset Purchase Agreement;

•
the existence of relationships between each of the Purchased Funds, on the one hand, and certain third-party service providers, including transfer agents and administrators, on the other hand, immediately upon the closing of the Transactions contemplated by the Asset Purchase Agreement;

•	the receipt of the approval of investors in the Purchased Funds with respect to the Proposals or equivalent proposals, as applicable;

•	delivery of certain documents and records relating to the Purchased Funds; and

•	other customary conditions.

The Asset Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Asset Purchase Agreement or other specific dates.  The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties.  We do not believe that the Asset Purchase Agreement contains information that is material to a decision as to whether to approve the Manager Substitution Proposal.

Reasons for the Manager Substitution Proposal

We are asking the Investors to adopt the Manager Substitution Proposal because its adoption is a condition to the closing of the Asset Purchase Agreement, which MLAI entered into as part of a change in the focus of the alternative investment business of MLAI and certain of its affiliates, including MLPF&S.  Under the change, MLAI, MLPF&S and other affiliates will focus more on advice, guidance and distribution with respect to alternative investment products and less on managing funds, particularly funds of funds.  As a result, MLAI no longer intends to manage fund of funds investing in alternative investments, whether hedge funds or futures funds, but MLPF&S proposes to continue to act as a selling agent for these funds, including the Fund.

MLAI is proposing to appoint FRM as its replacement, because, for the reasons discussed above, MLAI would prefer to cease to be the manager.  FRM is willing to replace MLAI as the manager, subject to certain conditions, including the adoption of the proposed amendments to the Operating Agreement.

Effects of the Manager Substitution

Most of the terms of the Fund will remain the same if the Manager Substitution is completed.  However, if the Manager Substitution is completed, the Fund will no longer be part of the Sponsor’s FuturesAccess Program.  Accordingly, Investors will no longer have the right to exchange Units for units in funds that are part of the FuturesAccess Program.  However, neither the Manager Substitution nor the Operating Agreement Amendment Proposal will have an effect on the redemption rights available to Investors.

The Fund currently accesses commodity trading advisors by investing in FuturesAccess funds.  If it is substituted as the manager of the Fund, FRM currently intends to instead access commodity trading advisors through managed accounts.  However, this change only represents a different method of pursuing the Fund’s investment objective, which would remain unchanged, and MLAI does not anticipate that it would have a material effect on the Fund.  The commodity trading advisors accessed by the Fund currently share a portion of the management and/or performance fees that they receive from the Fund with MLAI, as discussed in the Fund’s Confidential Disclosure Document.  MLAI and FRM will terminate these fee sharing arrangements in connection with the Manager Substitution with the intention that investors receive the benefit of such arrangements instead of MLAI or FRM going forward.  However, it should be noted that an affiliate of FRM receives a risk management fee from the managed accounts on the FRM platform, including the managed accounts to which FRM intends to allocate the Fund’s assets.  Accordingly, FRM has a conflict of interest in allocating the Fund’s assets to these managed accounts. In addition, MLAI is entitled to receive a portion of these risk management fees pursuant to the terms of the Asset Purchase Agreement and, therefore, similarly has a conflict of interest.  Further detail with respect to these arrangements will be set out in the Fund’s Confidential Disclosure Document, as amended in connection with the Manager Substitution.

Consent Required for Approval

Investors holding Units representing a majority of the net asset value of the Fund (excluding Units held by MLAI and its affiliates) as of the close of business on the Record Date must consent to the Manager Substitution Proposal for such Proposal to be approved by the Investors.

Recommendation of MLAI

MLAI RECOMMENDS THAT THE INVESTORS CONSENT TO THE MANAGER SUBSTITUTION PROPOSAL.

THE OPERATING AGREEMENT AMENDMENT PROPOSAL

The following sets forth a summary of the principal changes proposed to be made to the current Operating Agreement.  MLAI believes these changes are consistent with prevailing industry terms. This summary is qualified by reference to the complete text of the proposed Operating Agreement Amendment, a copy of which is attached to this Consent Solicitation Statement as Annex A. All Investors are encouraged to read the proposed Operating Agreement Amendment in its entirety for a more complete description of its terms.  Under the Operating Agreement Amendment Proposal, FRM is substituted for MLAI as the manager of the Fund.

Reasons for the Operating Agreement Amendment Proposal

We are asking the Investors to adopt the Operating Agreement Amendment Proposal because its adoption is a condition to the closing of the Asset Purchase Agreement.

MLAI is proposing to make the amendments to the Operating Agreement described above because FRM’s willingness to replace MLAI as the manager of the Fund is conditioned upon, among other things, the adoption of such amendments to the Operating Agreement.

Consent Required for Approval of Operating Agreement Amendment Proposal

Investors holding Units representing a majority of the net asset value of the Fund (excluding Units held by MLAI and its affiliates) as of the close of business on the Record Date must vote in favor of the Operating Agreement Amendment Proposal for such Proposal to be approved by the Investors.

Recommendation of MLAI

MLAI RECOMMENDS THAT THE INVESTORS CONSENT TO THE OPERATING AGREEMENT AMENDMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The Fund has no officers or directors.  The following table sets forth certain information regarding beneficial ownership of the Units as of January [●], 2015, by management.  No person is known by us to own beneficially more than 5% of the outstanding units of such class.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Units	Directors and Officers of Merrill Lynch Alternative Investments LLC as a group	None	N/A

The Fund has no securities authorized for issuance under equity compensation plans.

On December 8, 2014, MLAI entered into the Asset Purchase Agreement with Man providing for the Transactions, which include the transition of certain assets (including contracts and managing interests) relating to funds of funds currently sponsored by MLAI, to Man and its affiliates.  Under the Asset Purchase Agreement, if certain conditions are satisfied, MLAI will transition its interest as sponsor or investment manager of certain multi-manager hedge funds of funds, including the Fund, to FRM, another indirect wholly-owned subsidiary of Man.

The parties’ respective obligations to consummate the Transactions are expected to arise on or around March 31, 2015, subject to the satisfaction or waiver of various conditions mentioned in the Asset Purchase Agreement, with the closing of the Transactions to follow on or about April 1, 2015.  For example, if the Investors of the Fund do not elect to approve the appointment of FRM as manager of the Fund and assignment of the Fund’s management to FRM as proposed, the Fund will be excluded from the Transactions.  In addition, MLAI will transition certain other related assets and records of these funds to Man.

Assuming the satisfaction of the obligations mentioned in the Asset Purchase Agreement, including the approval of the Proposals, the Asset Purchase Agreement could be considered to result in a change of control of the Fund since FRM would be appointed as manager of the Fund and MLAI would no longer fulfill that role.

APPRAISAL RIGHTS

Investors do not have appraisal rights in connection with the Proposals under Delaware law, and the Fund will not independently provide Investors with any such right.

SHAREHOLDER PROPOSALS

There are no proposals by any Investor which are, or could have been, included within this Consent Solicitation Statement.

DELIVERY OF DOCUMENTS TO INVESTORS

Pursuant to the rules of the SEC, we are permitted to deliver to two or more Investors sharing the same address a single copy of this Consent Solicitation Statement.  Upon written or oral request to MLAI, Broadridge will deliver a separate copy of this Consent Solicitation Statement to any Investor at a shared address to which a single copy of this Consent Solicitation Statement was delivered and will deliver a separate copy of any future consent solicitations to any Investor who wishes to receive separate copies in the future.  Investors receiving multiple copies of this Consent Solicitation Statement may likewise request that Broadridge deliver single copies of consent solicitations in the future.  Investors may notify MLAI of their requests by calling (866)637-2587 or writing to 250 Vesey Street, New York, New York 10080, Attn: GWIM Alternative Investments Group Sales & Service Desk.

WHERE YOU CAN FIND MORE INFORMATION

The Fund files reports, consent solicitation statements and other information with the SEC as required by the Securities Exchange Act of 1934.  You can read the Fund’s SEC filings, including this Consent Solicitation Statement, over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document the Fund files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you have questions about the Proposals for which consent has been solicited herein or would like additional copies of this Consent Solicitation Statement, you should contact us by telephone or in writing at:

Merrill Lynch Alternative Investments LLC
250 Vesey Street
New York, New York 10080
Attn: GWIM Alternative Investments Group Sales & Service Desk
Tel:  (646)855-2180

If you need assistance submitting your consent, please call Broadridge at (855)928-4484.

If you are an Investor in the Fund and would like to request documents, please do so by [●], 2015, in order to receive them before the Expiration Date.  If you request any documents from MLAI, Broadridge will mail them to you by first class mail or another equally prompt means.

All information contained or incorporated by reference in this Consent Solicitation Statement relating to the Fund or MLAI has been supplied by the Fund or MLAI, and all such information relating to FRM has been supplied by FRM.  Information provided by the Fund, MLAI or FRM does not constitute a representation, estimate or projection of any other party.

This document is a Consent Solicitation Statement of MLAI and FRM for the proposed actions by written consent.  We have not authorized anyone to give any information or make any representation about the Proposals that is different from, or in addition to, that contained in this Consent Solicitation Statement.  Therefore, if anyone does give you information of this sort, you should not rely on it.  The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

ANNEX A

OPERATING AGREEMENT AMENDMENT

AMENDMENT TO THE OPERATING AGREEMENT

THIS AMENDMENT (THE “AMENDMENT”) TO THE THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT dated as of November 30, 2012 and as amended as of September 30, 2013 (the “Agreement”) of Systematic Momentum FuturesAccess LLC (“Systematic Momentum FuturesAccess”) is made as of April [ ], 2015 (the “Effective Date”) by and among Merrill Lynch Alternative Investments LLC (the “Former Sponsor”), a Delaware limited liability company and an indirect wholly-owned subsidiary of Bank of America Corporation, Pine Grove Asset Management LLC (the “Sponsor”), a Delaware limited liability company and an indirect wholly-owned subsidiary of Man Principal Strategies Corp. (“Man”), and those persons who shall invest in the units of limited liability company interest created pursuant to the Agreement.  Capitalized terms used herein, but not defined, shall have the same meanings assigned to them in the Agreement.

WHEREAS, the Former Sponsor and the Investors entered into the Agreement;

WHEREAS, the Former Sponsor and Man entered into an Asset Purchase Agreement as of December 8, 2014 (the “Purchase Agreement”) whereby Man purchased, among other assets, the rights of the Former Sponsor and its affiliates under certain agreements relating to the management of Systematic Momentum FuturesAccess (the “Purchased Assets”);

WHEREAS, Man assigned the right to take title to all of the Purchased Assets on its behalf and delegated its obligation to assume all liabilities with respect to the Purchased Assets to the Sponsor pursuant to Section 9.06 of the Purchase Agreement; and

WHEREAS, the Former Sponsor wishes to amend the Agreement with effect as of April [ ], 2015 pursuant to Section 10.03 of the Agreement as follows.

NOW IT IS HEREBY AGREED as follows:

1.
The Sponsor is hereby substituted for the Former Sponsor as the sponsor of Systematic Momentum FuturesAccess.  From and after the date hereof, all references in the Agreement to the “Sponsor” shall be deemed to refer to the Sponsor as defined herein. Accordingly, the first paragraph of the Agreement be deleted in its entirety and replaced with the following:

“THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT (“Agreement”) dated as of November 30, 2012 of Systematic Momentum FuturesAccess LLC (“Systematic Momentum FuturesAccess”) by and among Pine Grove Asset Management LLC, a Delaware limited liability company (the “Sponsor”), an indirect wholly-owned subsidiary of Man Principal Strategies Corp., and those persons who shall invest in the units of limited liability company interests (“Units”) created pursuant to this Agreement – Class A, Class C, Class D, Class I, Class M and such other classes as may be established in the future – and shall therefore be admitted as members (such members being hereinafter sometimes referred to collectively as “Investors”; provided that for purposes of voting, Units held by the Sponsor shall not be considered to be held by an Investor).”

2.	The second paragraph of the Agreement is deleted in its entirety and replaced with the following:

“WHEREAS, the parties hereto desire to continue Systematic Momentum FuturesAccess, a limited liability company under the provisions of the Delaware Limited Liability Company Act

(the “Act”), which shall allocate and reallocate under the direction of the Sponsor its capital among certain underlying funds (“Underlying Funds”).”

3.	All references to “FuturesAccess Funds” shall be replaced by references to “Underlying Funds.”

4.	The third and fourth paragraphs of the Agreement shall each be deleted in their entirety.

5.	All references to “Bank of America Corporation” and “BAC” shall be replaced by references to “Man Principal Strategies Corp.” and “Man,” respectively.

6.	The second and third paragraphs within Section 1.02 shall be deleted in their entirety.

7.	The third paragraph within Section 1.04 shall be deleted in its entirety and replaced by the following:

The principal office of Systematic Momentum FuturesAccess shall be located at the offices of the Sponsor, 25 DeForest Avenue, Summit, New Jersey 07901, or such other place as the Sponsor may designate from time to time.

8.	The last sentence of the second paragraph within Section 2.01 shall be deleted in its entirety and replaced by the following:

“If only whole Units are issued, any subscription amount that cannot be used to purchase whole Units will be returned to Investors, without interest.”

9.	The sixth paragraph within Section 2.01 shall be deleted in its entirety and replaced by the following:

“Class M Units are open to Investors that subscribe to Systematic Momentum FuturesAccess through an eligible managed account program (a “Managed Account”) and who satisfy other requirements as determined by the Sponsor from time to time.”

10.	The fourteenth paragraph within Section 2.01 shall be deleted in its entirety and replaced by the following:

“The amount of each Investor’s Capital Contribution shall be set forth in such Investor’s Subscription Agreement Signature Pages (“Signature Pages”) to the Systematic Momentum FuturesAccess’ Subscription Agreement (“Subscription Agreement”).  A Subscription Agreement, including the Signature Pages, must be completed and accepted by the Sponsor prior to an Investor’s initial Capital Contribution.  The Sponsor may require new Signature Pages each time an existing Investor makes an additional Capital Contribution.”

11.	Section 2.05(b) is deleted in its entirety and replaced by the following:

“Systematic Momentum FuturesAccess has reimbursed its original sponsor for the organizational and initial offering costs incurred by Systematic Momentum FuturesAccess in respect of the initial offering of the Units (of all Classes combined) as was determined by the original sponsor in its sole discretion, and such costs have been fully amortized.”

12.	Section 2.09(a) is deleted in its entirety and replaced by the following:

“The Sponsor may admit new Investors to Systematic Momentum FuturesAccess at such times and upon such notice (if any) as the Sponsor may determine.  No interest will be payable in respect of any such subscriptions.”

13.	The caption of Section 3.02 is amended to read as follows: “REDEMPTIONS OF UNITS”.

14.	The first paragraph of Section 3.02(d) is deleted in its entirety and replaced by the following:

In the event that Systematic Momentum FuturesAccess suspends the calculation of Net Asset Value, the Sponsor shall, upon written notice to all affected Investors, suspend any or all redemption requests.  Any unsatisfied redemption requests shall be suspended until such time as Systematic Momentum FuturesAccess is able to determine Net Asset Value.  All Units subject to suspended redemption requests shall continue to be treated as outstanding for all purposes hereunder, as if no redemption requests relating thereto had been submitted, until the effective date of their suspended redemption.  The Sponsor shall suspend redemptions during any period in which the calculation of Net Asset Value has been suspended.

15.	Section 3.02(e) is deleted in its entirety.

16.	Section 3.04(a) is deleted in its entirety and replaced by the following:

“The Sponsor may mandatorily redeem part or all of the Units held by a particular Investor if the Sponsor determines that: (i) such Investor’s continued holding of Units could result in adverse consequences to Systematic Momentum FuturesAccess; (ii) such Investor’s investment in the Units is below the minimum level established by the Sponsor (including any increase in such minimum level that the Sponsor may implement in the future); (iii) such Investor holds Class M Units and is no longer eligible to hold such Units; or (iv) for any other reason.

17.
With respect to actions or failures to act prior to the Effective Date, the Former Sponsor, its affiliates and their respective officers, employees, representatives and agents (each, a “Former Sponsor Party” and collectively, the “Former Sponsor Parties”) shall retain all rights under Sections 5.06 and 5.07 of the Agreement as if references to “the Sponsor” and “the Sponsor Parties” include the Former Sponsor and the Former Sponsor Parties.

18.	Section 5.12(c) is deleted in its entirety and replaced with the following:

“possess Systematic Momentum FuturesAccess property or assign rights to specific Systematic Momentum FuturesAccess property for other than a FuturesAccess purpose.”

19.	The first paragraph of Section 6.01 is deleted in its entirety and replaced with the following:

“The Sponsor may, as of the 1st and 16th calendar day of any calendar month (or as of such other times as the Sponsor may deem appropriate), admit one or more new Investors by issuing to such Investor(s) Units of the appropriate Class.  Each new Investor to FuturesAccess shall execute and deliver an appropriate Subscription Agreement, including Signature Pages, and the Sponsor may require that each additional Capital Contribution be accompanied by new Signature Pages.  Systematic Momentum FuturesAccess may charge an Investor such amount as may be deemed appropriate by the Sponsor to compensate Systematic Momentum FuturesAccess in the case of any Capital Contribution received by Systematic Momentum

FuturesAccess after the day as of which the new Investor making such Capital Contribution is admitted to Systematic Momentum FuturesAccess and such Investor’s Units are deemed to have been issued.”

20.	Paragraph (d) with Section 10.03 is deleted in its entirety and replaced by the following:

“to provide for the issuance of new Classes of Units, or to amend the manner in which Units may be exchanged between different Classes of Units, provided that doing so is not adverse to outstanding Units (as contemplated by Section 10.14);”

21.	The Sponsor agrees to be bound by, and comply with the terms of, the Agreement (as amended by this Amendment).

22.
The Former Sponsor and its affiliates hereby agree to retain responsibility for obligations pertaining to the management of Systematic Momentum FuturesAccess arising prior to and on the Effective Date.  The Former Sponsor shall not be responsible for, and the Sponsor shall assume all responsibilities for, all obligations pertaining to the management of Systematic Momentum FuturesAccess arising after the Effective Date.

23.	Except as specifically amended herein, the Agreement is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed.

24.	The governing law, counterparties, method of execution, rules of interpretation, notice and other procedural provisions set forth in the Agreement shall be equally applicable to this Amendment.

25.	This Amendment has been duly adopted in accordance with the provisions of applicable law in the state of Delaware.

IN WITNESS WHEREOF the parties hereto have entered into this Amendment as of April [ ], 2015.

FORMER SPONSOR:	INVESTORS:

Merrill Lynch Alternative Investments LLC	By: Merrill Lynch Alternative Investments LLC Attorney-in-Fact

By:	By:
Name	Name
Title	Title

Dated: April [ ], 2015	Dated: April [ ], 2015

SPONSOR:

Pine Grove Asset Management LLC

By:
Name:
Title:
Dated: April [ ], 2015

ANNEX B

WRITTEN CONSENT OF INVESTORS IN
SYSTEMATIC MOMENTUM FUTURESACCESS LLC

PRELIMINARY COPY

WRITTEN CONSENT OF INVESTORS IN
SYSTEMATIC MOMENTUM FUTURESACCESS LLC

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.

Submitting your consent by telephone or internet authorizes your consent in the same manner as if you marked, signed and returned your consent card.  Consents submitted on the internet or by telephone must be received by 5:00 p.m., New York Time, on [●], 2015, which is the Expiration Date.

If you vote by internet or by telephone, you do NOT need to mail back your consent card.

(See reverse side for voting instructions)

The undersigned holder (“Investor”) of units of beneficial interest (“Units”) in Systematic Momentum FuturesAccess LLC (the “Fund”) hereby acknowledges receipt of the Notice of Consent Solicitation and accompanying Consent Solicitation Statement, each dated [●], 2015.  The undersigned hereby consents (by checking the FOR box or the ABSTAIN box) or declines to consent (by checking the AGAINST box) to the adoption of the following recitals and resolutions:

WHEREAS, the manager of the Fund:

•	has determined that it is in the best interests of the Fund and its Investors for the Investors to:

o
approve the substitution of Pine Grove Asset Management LLC, which will in the near future change its name to reflect that it now forms a part of the FRM investment division of Man Group plc and is referred to herein as “FRM”, as manager of the Fund pursuant to (i) the Fund’s Third Amended and Restated Limited Liability Company Operating Agreement, as amended (the “Operating Agreement”), and (ii) the Asset Purchase Agreement referenced in the accompanying Consent Solicitation Statement (the “Manager Substitution Proposal”); and

o
approve and adopt an amendment to the Operating Agreement as described in the accompanying Consent Solicitation Statement and set forth in Annex A (the “Operating Agreement Amendment Proposal” and together with the Manager Substitution Proposal, the “Proposals”); and

•	has referred the Proposals to the Investors in the Fund for approval by written consent;

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

WHEREAS, MLAI approved each of the Manager Substitution Proposal and the Operating Agreement Amendment Proposal on [●], 2015 and recommended that the Investors vote “FOR” the below resolutions, which it has deemed are in the best interests of the Fund and its Investors;

NOW, THEREFORE, IT IS RESOLVED, that the Investors in the Fund hereby:	FOR	AGAINST	ABSTAIN

• approve the substitution of FRM for Merrill Lynch Alternative Investments LLC as manager of the Fund pursuant to the Operating Agreement; and	☐	☐	☐

• approve and adopt an amendment to the Operating Agreement as described in the Consent Solicitation Statement and set forth in Annex A.	☐	☐	☐

This Written Consent may be executed in counterparts.  If you sign and return this Written Consent without checking “FOR,” “AGAINST” or “ABSTAIN” for the proposals, your Units will be voted FOR the proposals.

This Written Consent is solicited by MLAI and FRM.

COMPANY ID:

IN WITNESS WHEREOF, the undersigned has executed this Written Consent on _________________________ 2015.	CONTROL NUMBER:
____________________________________________________ Print name(s) exactly as shown an Certificates)	ACCOUNT NUMBER:

Signature ____________  Signature (if held jointly)________  Date ______________, 2015

Sign exactly as name(s) appear(s) on certificate(s).  If Units are held jointly, each holder must sign.  If signing is by attorney, executor, administer, trustee or guardian, give full title as such.  A corporation or partnership must sign by an authorized officer or general partner, respectively.

WRITTEN CONSENT OF INVESTORS IN

SYSTEMATIC MOMENTUM FUTURESACCESS LLC

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

HOW TO SUBMIT YOUR CONSENT

INTERNET – www.proxyvote.com	TELEPHONE – (800)690-6903	MAIL – Mark, sign and date your consent card and return it in the postage-paid envelope provided.
Use the internet to transmit your voting instructions up until [●]p.m. New York Time on [●], 2015. Have your consent card in hand when you access the website and follow the instructions.	Use any touch-tone telephone to transmit your voting instructions up until [●]p.m. New York Time on [●], 2015. Have your consent card in hand when you access the website and follow the instructions.

PLEASE DO NOT RETURN THE CONSENT CARD IF YOU ARE VOTING BY INTERNET OR BY TELEPHONE.

Submitting your consent by telephone or internet authorizes your consent in the same manner as if you marked, signed and returned your consent card.

CONTROL NUMBER à

(Continued, and to be dated and signed, on the other side)